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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

Movie Gallery, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24548 (Commission File Number)	63-1120122 (IRS Employer Identification Number)
900 West Main Street Dothan, Alabama (Address of principal executive offices)		36301 (Zip Code)

(334) 677-2108
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)
Exhibits

99.1
Press Release dated November 4, 2003

Item 12. Results of Operations and Financial Condition

        On November 4, 2003, the Company issued a press release announcing its financial results for the quarterly period ended October 5, 2003, as well as current expectations for the fourth quarter and full year of fiscal 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 12. The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: November 4, 2003
	BY:	/s/ J. STEVEN ROY J. Steven Roy Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1 Press Release dated November 4, 2003

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS